UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        August 1, 2007
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 1, 2007, the Company issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the second quarter ended June 30, 2007. The Company's press release is attached to this Current Report as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2007, the Compensation Committee of the Board of Directors of inTEST Corporation, which is comprised solely of independent directors, uanimously approved the increase of the annual base salary of James Pelrin, GM-Temperature Management Product Segment, from $187,565 to $205,350 effective August 1, 2007.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1  Press Release, dated August 1, 2007
99.2  Textual representation of conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief Financial Officer

Date:   August 3, 2007

Exhibit Index

99.1  Press Release, dated August 1, 2007
99.2  Textual representation of conference call